UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Preferred Income Fund

Ticker: HPI
Semiannual report 1/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the transfer agent or from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling the transfer agent, Computershare, at 800-852-0218, by going to "Communication Preferences" at computershare.com/investor, or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform the transfer agent or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

It's been a challenging time for equity investors as stock markets across many major economies worldwide posted losses for the six months ended January 31, 2019. In the United States, heightened fears of a full-blown trade war with China weighed on investor sentiment—despite relatively supportive U.S. economic fundamentals. Global economic growth slowed, and many international markets found themselves confronted by challenging issues that may not abate in the near future.

Concerns about the potential for a more widespread global economic slowdown led to a significant increase in volatility as well as a flight to quality, particularly in the final months of the year. At John Hancock Investments, we believe that we're in the late innings of the bull market, but the economic underpinnings in the United States suggest that there's still room for stocks to run.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Preferred Income Fund

Table of contents

2	Your fund at a glance
3	Portfolio Summary
5	Fund's investments
12	Financial statements
16	Financial highlights
17	Notes to financial statements
25	Additional information
26	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/19 (%)

The ICE Bank of America Merrill Lynch Hybrid Preferred Securities Index is a subset of the ICE Bank of America Merrill Lynch Fixed Rate Preferred Securities Index, including all subordinated securities with a payment deferral feature. The ICE Bank of America Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must have an investment-grade rating and the country of risk must also have an investment-grade rating.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be increased when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestments.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       2

Portfolio summary

PORTFOLIO COMPOSITION AS OF 1/31/19 (%)

SECTOR COMPOSITION AS OF 1/31/19 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

The fund normally will invest at least 25% of its total assets in the industries composing the utilities sector, which includes telecommunications companies, measured at the time of purchase. When the fund's investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the fund may be more volatile than other funds, and the values of its investments may go up and down more rapidly. Because utility companies are capital intensive, they can be hurt by higher interest rates, which would increase the companies' interest burden. They can also be affected by costs in connection with capital construction programs, costs associated with environmental and other regulations, and the effects of economic declines, surplus capacity, and increased competition. In addition, the fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, and regulatory and market impacts. The fund's investments in securities of foreign issuers involve special risks, such as political, economic, and currency risks and differences in accounting standards and financial reporting. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively affect performance.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       3

TOP 10 ISSUERS AS OF 1/31/19 (%)

Dominion Energy, Inc.	5.0
JPMorgan Chase & Co.	4.5
DTE Energy Company	3.8
Morgan Stanley	3.4
PPL Capital Funding, Inc.	3.3
Crown Castle International Corp.	3.1
W.R. Berkley Corp.	2.9
Duke Energy Corp.	2.8
BB&T Corp.	2.7
United States Cellular Corp.	2.7
TOTAL	34.2
As a percentage of total investments.
Cash and cash equivalents are not included.

QUALITY COMPOSITION AS OF 1/31/19 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       4

Fund’s investments
AS OF 1-31-19 (unaudited)
	Shares	Value
Preferred securities 122.1% (79.2% of Total investments)		$648,179,639
(Cost $647,533,238)
Communication services 10.5%		55,615,617
Diversified telecommunication services 3.1%
Qwest Corp., 6.125% (A)	30,000	647,700
Qwest Corp., 6.500%	136,705	2,879,007
Qwest Corp., 6.750% (A)	360,000	7,880,400
Qwest Corp., 6.875%	33,795	799,252
Verizon Communications, Inc., 5.900% (A)	168,000	4,376,400
Wireless telecommunication services 7.4%
Telephone & Data Systems, Inc., 6.625% (A)	233,381	5,902,205
Telephone & Data Systems, Inc., 6.875%	119,781	2,898,700
Telephone & Data Systems, Inc., 7.000% (A)	340,000	8,435,400
United States Cellular Corp., 6.950% (A)(B)	720,000	17,877,600
United States Cellular Corp., 7.250%	155,514	3,918,953
Consumer staples 2.3%		12,369,500
Food and staples retailing 2.3%
Ocean Spray Cranberries, Inc., 6.250% (C)	143,000	12,369,500
Energy 1.0%		5,292,000
Oil, gas and consumable fuels 1.0%
Enbridge, Inc., Series B (6.375% to 4-15-23, then 3 month LIBOR + 3.593%)	210,000	5,292,000
Financials 46.2%		245,566,650
Banks 23.2%
Bank of America Corp., 6.500% (A)(B)	115,000	2,981,950
BB&T Corp. (Callable 3-5-19), 5.200% (A)	416,250	10,023,300
BB&T Corp., 5.625% (A)	477,000	11,925,000
Citigroup Capital XIII (3 month LIBOR + 6.370%), 9.121% (D)	15,000	389,100
Citigroup, Inc., 6.875%	60,000	1,500,000
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%) (A)	318,337	8,435,931
JPMorgan Chase & Co., 5.450% (A)	400,000	10,020,000
JPMorgan Chase & Co., 6.000%	209,000	5,352,490
JPMorgan Chase & Co., 6.100% (A)	122,000	3,153,700
JPMorgan Chase & Co., 6.125% (A)	670,000	17,306,100
JPMorgan Chase & Co., 6.300% (A)	25,000	642,500
MB Financial, Inc., 6.000%	234,293	5,897,155
Regions Financial Corp., 6.375%	138,164	3,495,549
Synovus Financial Corp. (6.300% to 6-21-23, then 3 month LIBOR + 3.352%)	188,000	4,715,040
The PNC Financial Services Group, Inc., 5.375% (A)	30,000	747,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	5

	Shares	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%) (A)	187,000	$4,927,450
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (A)(B)	705,000	19,161,900
Wells Fargo & Company, 6.000% (A)	127,000	3,277,870
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%) (A)(B)	322,025	8,949,075
Western Alliance Bancorp, 6.250%	21,000	544,740
Capital markets 8.9%
Ares Management Corp., 7.000%	2,525	67,695
Deutsche Bank Contingent Capital Trust II, 6.550%	10,000	250,800
Morgan Stanley, 6.625%	80,000	2,036,800
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	235,000	6,175,800
Morgan Stanley (6.875% to 1-15-24, then 3 month LIBOR + 3.940%)	100,000	2,700,000
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (A)(B)	595,424	16,552,787
State Street Corp., 5.250% (A)	155,000	3,782,000
State Street Corp., 6.000% (A)(B)	580,600	15,054,958
The Goldman Sachs Group, Inc., 6.200%	29,999	781,174
Consumer finance 2.6%
Capital One Financial Corp., 6.200% (A)	237,251	6,147,173
Capital One Financial Corp., 6.700%	54,991	1,418,768
Navient Corp., 6.000% (A)(B)	294,071	6,087,270
Insurance 11.4%
Aegon NV, 6.375% (A)(B)	520,000	13,275,600
Aegon NV, 6.500% (A)	260,000	6,674,200
Assurant, Inc., 6.500%	15,000	1,564,050
Prudential Financial, Inc., 5.750% (A)	140,000	3,556,000
Prudential PLC, 6.500% (A)(B)	154,500	4,106,610
Prudential PLC, 6.750% (A)	51,000	1,334,670
RenaissanceRe Holdings, Ltd., Series C, 6.080%	25,000	649,500
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%) (A)	58,227	1,663,545
Unum Group, 6.250%	147,500	3,740,600
W.R. Berkley Corp., 5.625% (A)	885,000	23,788,800
Thrifts and mortgage finance 0.1%
Federal National Mortgage Association, Series S, 8.250% (E)	80,000	712,000
Industrials 2.4%		12,587,850
Machinery 2.4%
Stanley Black & Decker, Inc., 5.750% (A)(B)	495,000	12,587,850
6	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate 13.2%		$69,934,164
Equity real estate investment trusts 13.2%
American Homes 4 Rent, Series D, 6.500%	90,875	2,178,274
American Homes 4 Rent, Series E, 6.350%	40,000	918,800
American Homes 4 Rent, Series F, 5.875%	165,575	3,776,766
American Homes 4 Rent, Series G, 5.875%	144,000	3,155,040
Crown Castle International Corp., 6.875% (A)	23,200	25,390,340
Digital Realty Trust, Inc., 6.350%	922	24,073
Digital Realty Trust, Inc., 6.625%	10,900	282,310
Digital Realty Trust, Inc., 7.375%	34,936	878,990
Federal Realty Investment Trust, Series C, 5.000% (A)	110,000	2,494,800
Kimco Realty Corp., 6.000% (A)	389,351	9,507,951
Public Storage, 5.200% (A)	125,000	2,940,000
Public Storage, 5.375%	21,263	506,910
Senior Housing Properties Trust, 5.625% (A)(B)	843,790	17,879,910
Utilities 46.5%		246,813,858
Electric utilities 21.6%
Alabama Power Company, 5.000% (A)	129,750	3,235,965
Duke Energy Corp., 5.125% (A)	916,525	22,711,490
Entergy Louisiana LLC, 5.250% (A)	241,476	6,297,694
HECO Capital Trust III, 6.500% (A)(B)	379,850	9,906,488
Interstate Power & Light Company, 5.100% (A)	270,000	6,893,100
NextEra Energy, Inc., 6.123% (A)(B)	337,000	19,987,470
NSTAR Electric Company, 4.780% (A)	15,143	1,484,014
PPL Capital Funding, Inc., 5.900% (A)	1,082,439	27,255,814
SCE Trust II, 5.100% (A)	626,190	11,972,753
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%) (A)	20,000	414,800
The Southern Company, 6.250% (A)	174,999	4,583,224
Gas utilities 2.4%
South Jersey Industries, Inc., 7.250%	257,100	12,628,752
Multi-utilities 22.5%
Algonquin Power & Utilities Corp. (6.875% to 10-17-23, then 3 month LIBOR + 3.677%)	383,500	10,254,790
CenterPoint Energy, Inc., 7.000%	195,000	10,520,250
CMS Energy Corp., 5.625% (A)	225,000	5,775,750
Dominion Energy, Inc., 6.750% (A)	750,667	36,069,550
DTE Energy Company, 5.250% (A)	528,107	13,229,080
DTE Energy Company, 5.250% (A)	240,000	5,930,400
DTE Energy Company, 6.000% (A)(B)	96,175	2,632,310
DTE Energy Company, 6.500% (A)	173,100	9,428,757
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (A)	272,500	6,867,000
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	344,000	9,418,720
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	7

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
Sempra Energy, 6.000%	38,700	$3,882,771

Sempra Energy, 6.750%	53,400	5,432,916
Common stocks 10.4% (6.8% of Total investments)		$55,204,411
(Cost $52,397,258)
Communication services 0.6%		2,910,800
Diversified telecommunication services 0.6%
CenturyLink, Inc. (A)	190,000	2,910,800
Energy 9.8%		52,293,611
Oil, gas and consumable fuels 9.8%
BP PLC, ADR (A)	431,000	17,722,720
Equitrans Midstream Corp. (E)	175,000	3,643,500
Kinder Morgan, Inc. (A)	573,134	10,373,725
ONEOK, Inc. (A)	250,000	16,052,500
Royal Dutch Shell PLC, ADR, Class A (A)	72,917	4,501,166

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 21.0% (13.6% of Total investments)				$111,721,040
(Cost $115,450,253)
Consumer discretionary 2.0%				10,550,970
Automobiles 2.0%
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (A)(F)	6.500	09-30-28	11,922,000	10,550,970
Energy 1.3%				7,040,000
Oil, gas and consumable fuels 1.3%
Energy Transfer Operating LP (3 month LIBOR + 3.018%) (A)(B)(D)	5.559	11-01-66	8,800,000	7,040,000
Financials 14.1%				74,841,174
Banks 10.7%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (F)	5.875	03-15-28	6,500,000	6,350,825
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) (F)	7.750	09-15-23	5,000,000	4,985,400
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (A)(F)	7.375	08-19-25	9,200,000	9,556,500
Citizens Financial Group, Inc. (6.000% to 7-6-23, then 3 month LIBOR + 3.003%) (F)	6.000	07-06-23	3,500,000	3,329,375
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (F)	6.375	04-06-24	7,500,000	7,372,500
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) (A)(F)	6.500	03-23-28	8,000,000	7,800,000
Huntington Bancshares, Inc. (5.700% to 4-15-23, then 3 month LIBOR + 2.880%) (F)	5.700	04-15-23	5,000,000	4,712,500
8	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (F)	7.500	06-27-24	7,500,000	$7,631,250
The Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (F)	8.000	08-10-25	3,174,000	3,320,004
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (A)(F)	5.900	06-15-24	2,000,000	2,020,000
Capital markets 1.3%
Credit Suisse Group AG (7.250% to 9-12-25, then 5 Year U.S. Swap Rate + 4.332%) (C)(F)	7.250	09-12-25	2,950,000	2,920,500
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (C)(F)	7.500	07-17-23	4,066,000	4,147,320
Consumer finance 0.9%
Discover Financial Services (5.500% to 10-30-27, then 3 month LIBOR + 3.076%) (F)	5.500	10-30-27	5,000,000	4,556,250
Insurance 1.2%
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (A)(B)(F)	5.875	03-15-28	5,000,000	4,985,250
Prudential Financial, Inc. (5.700% to 9-15-28, then 3 month LIBOR + 2.665%)	5.700	09-15-48	1,200,000	1,153,500
Utilities 3.6%				19,288,896
Electric utilities 0.8%
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440%)	6.750	06-15-76	4,250,000	4,335,000
Multi-utilities 2.8%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (A)(B)(F)	6.125	09-01-23	8,000,000	8,000,000
Dominion Energy, Inc. (5.750% to 10-1-24, then 3 month LIBOR + 3.057%) (A)(B)	5.750	10-01-54	5,000,000	5,027,236
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) (A)(C)(F)	5.650	06-15-23	2,000,000	1,926,660

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.6% (0.4% of Total investments)				$3,198,000
(Cost $3,198,000)
U.S. Government Agency 0.5%				2,850,000
Federal Home Loan Bank Discount Note	2.260	02-01-19	2,850,000	2,850,000

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	9

	Par value^	Value
Repurchase agreement 0.1%		348,000

Repurchase Agreement with State Street Corp. dated 1-31-19 at 1.300% to be repurchased at $348,013 on 2-1-19, collateralized by $355,000 U.S. Treasury Notes, 2.750% due 7-31-23 (valued at $358,661, including interest)	348,000	348,000
Total investments (Cost $818,578,749) 154.1%		$818,303,090
Other assets and liabilities, net (54.1%)		(287,214,295)
Total net assets 100.0%		$531,088,795

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	All of a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 1-31-19 was $605,608,537. A portion of the securities pledged as collateral were loaned pursuant to the Credit Facility Agreement. The value of securities on loan amounted to $174,535,415.
(B)	All or a portion of this security is on loan as of 1-31-19, and is a component of the fund's leverage under the Credit Facility Agreement.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Non-income producing security.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
10	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	640	Short	Mar 2019	$(76,153,651)	$(78,380,000)	$(2,226,349)
						$(2,226,349)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	73,000,000	USD	Fixed 2.136%	USD 3 Month LIBOR BBA(a)	Semi-Annual	Quarterly	Oct 2022	—	$1,115,333	$1,115,333
								—	$1,115,333	$1,115,333

(a)	At 1-31-19, the 3 month LIBOR was 2.738%

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
At 1-31-19, the aggregate cost of investments for federal income tax purposes was $818,587,602. Net unrealized depreciation aggregated to $1,395,528, of which $25,025,061 related to gross unrealized appreciation and $26,420,589 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 1-31-19 (unaudited)

Assets
Unaffiliated investments, at value (Cost $818,578,749)	$818,303,090
Receivable for centrally cleared swaps	439,361
Cash	62,442
Collateral held at broker for futures contracts	747,000
Dividends and interest receivable	3,593,353
Receivable for investments sold	2,753,775
Other assets	62,300
Total assets	825,961,321
Liabilities
Payable for futures variation margin	300,000
Credit facility agreement	292,500,000
Payable for investments purchased	1,831,124
Interest payable	52,186
Payable to affiliates
Accounting and legal services fees	33,543
Trustees' fees	2,080
Other liabilities and accrued expenses	153,593
Total liabilities	294,872,526
Net assets	$531,088,795
Net assets consist of
Paid-in capital	$552,792,073
Total distributable earnings (loss)	(21,703,278)
Net assets	$531,088,795

Net asset value per share
Based on 26,038,503 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$ 20.40
12	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended  1-31-19 (unaudited)

Investment income
Dividends	$23,476,485
Interest	3,308,655
Less foreign taxes withheld	(50,509)
Total investment income	26,734,631
Expenses
Investment management fees	3,099,450
Interest expense	4,489,907
Accounting and legal services fees	54,549
Transfer agent fees	16,140
Trustees' fees	23,041
Custodian fees	34,383
Printing and postage	85,623
Professional fees	29,254
Stock exchange listing fees	12,794
Other	9,642
Total expenses	7,854,783
Less expense reductions	(32,219)
Net expenses	7,822,564
Net investment income	18,912,067
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(16,984,430)
Futures contracts	(54,377)
Swap contracts	(341,957)
(17,380,764)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(2,641,795)
Futures contracts	(2,071,034)
Swap contracts	(949,913)
(5,662,742)
Net realized and unrealized loss	(23,043,506)
Decrease in net assets from operations	$(4,131,439)

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	13

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-19 (unaudited)	Year ended 7-31-18
Increase (decrease) in net assets
From operations
Net investment income	$18,912,067	$39,233,996
Net realized gain (loss)	(17,380,764)	13,902,833
Change in net unrealized appreciation (depreciation)	(5,662,742)	(29,178,352)
Increase (decrease) in net assets resulting from operations	(4,131,439)	23,958,477
Distributions to shareholders
From net investment income and net realized gain	(21,863,330) [1]	—
From net investment income	—	(43,698,893)
Total distributions	(21,863,330)	(43,698,893)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	364,539	369,055
Total decrease	(25,630,230)	(19,371,361)
Net assets
Beginning of period	556,719,025	576,090,386
End of period[2]	$531,088,795	$556,719,025
Share activity
Shares outstanding
Beginning of period	26,020,486	26,003,254
Issued pursuant to Dividend Reinvestment Plan	18,017	17,232
End of period	26,038,503	26,020,486

[1]	A portion of the distributions may be deemed a tax return of capital at year-end.
[2]	Net assets - End of year includes undistributed net investment income of $(121,710) at July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
14	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended   1-31-19 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(4,131,439)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(116,129,081)
Long-term investments sold	122,377,377
Net purchases and sales in short-term investments	(411,000)
Net amortization of premium (discount)	6,681
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	381,774
Collateral held at broker for futures contracts	(74,984)
Dividends and interest receivable	(1,497,231)
Receivable for investments sold	2,156,161
Other assets	(771)
Increase (Decrease) in liabilities:
Payable for futures variation margin	269,997
Payable for investments purchased	(1,042,696)
Interest payable	6,987
Payable to affiliates	(7,492)
Other liabilities and accrued expenses	(30,349)
Net change in unrealized (appreciation) depreciation on:
Investments	2,641,795
Net realized (gain) loss on:
Investments	16,984,241
Net cash provided by operating activities	$21,499,970
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(21,498,791)
Net cash used in financing activities	$(21,498,791)
Net increase in cash	$1,179
Cash at beginning of period	$61,263
Cash at end of period	$62,442
Supplemental disclosure of cash flow information:
Cash paid for interest	$4,482,920
Noncash financing activities not included herein consists of reinvestment distributions:	$364,539
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	15

Financial highlights
Period ended	1-31-19 [1]	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$21.40	$22.15	$22.82	$21.75	$21.31	$20.51
Net investment income[2]	0.73	1.51	1.61	1.60	1.65	1.67
Net realized and unrealized gain (loss) on investments	(0.89)	(0.58)	(0.60)	1.15	0.47	0.81
Total from investment operations	(0.16)	0.93	1.01	2.75	2.12	2.48
Less distributions
From net investment income	(0.84) [3]	(1.68)	(1.68)	(1.55)	(1.68)	(1.68)
From tax return of capital	—	—	—	(0.13)	—	—
Total distributions	(0.84)	(1.68)	(1.68)	(1.68)	(1.68)	(1.68)
Net asset value, end of period	$20.40	$21.40	$22.15	$22.82	$21.75	$21.31
Per share market value, end of period	$21.10	$21.95	$22.29	$23.22	$19.76	$19.93
Total return at net asset value (%)[4,5]	(0.65) [6]	4.61	4.94	13.66	10.72	13.27
Total return at market value (%)[4]	0.19 [6]	6.62	3.78	27.30	7.55	8.36
Ratios and supplemental data
Net assets, end of period (in millions)	$531	$557	$576	$593	$565	$554
Ratios (as a percentage of average net assets):
Expenses before reductions	2.96 [7]	2.49	2.05	1.79	1.69	1.76
Expenses including reductions[8]	2.94 [7]	2.48	2.04	1.78	1.68	1.76
Net investment income	7.11 [7]	7.10	7.40	7.33	7.58	8.30
Portfolio turnover (%)	14	24	20	14	11	6
Senior securities
Total debt outstanding end of period (in millions)	$293	$293	$293	$293	$293	$293
Asset coverage per $1,000 of debt[9]	$2,816	$2,903	$2,970	$3,027	$2,932	$2,893

[1]	Six months ended 1-31-19. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at year-end.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Expenses including reductions excluding interest expense were 1.25% (annualized), 1.24%, 1.25%, 1.23%, 1.22% and 1.27% for the periods ended 1-31-19, 7-31-18, 7-31-17, 7-31-16, 7-31-15 and 7-31-14, respectively.
[9]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
16	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Preferred Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at the last traded price on the exchange on which they trade.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       17

The following is a summary of the values by input classification of the fund's investments as of January 31, 2019, by major security category or type:

	Total value at 1-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Communication services	$55,615,617	$55,615,617	—	—
Consumer staples	12,369,500	—	$12,369,500	—
Energy	5,292,000	5,292,000	—	—
Financials	245,566,650	245,566,650	—	—
Industrials	12,587,850	12,587,850	—	—
Real estate	69,934,164	44,543,824	25,390,340	—
Utilities	246,813,858	228,556,356	18,257,502	—
Common stocks	55,204,411	55,204,411	—	—
Corporate bonds	111,721,040	—	111,721,040	—
Short-term investments	3,198,000	—	3,198,000	—
Total investments in securities	$818,303,090	$647,366,708	$170,936,382	—
Derivatives:
Assets
Swap contracts	$1,115,333	—	$1,115,333	—
Liabilities
Futures	(2,226,349)	$(2,226,349)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       18

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2018, the fund has a capital loss carryforward of $413,430 available to offset future net realized capital gains. This carryforward expires on July 31, 2019.

As of July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       19

Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund's investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or collateral held at broker for futures contracts.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Certain swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       20

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2019, the fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with notional values ranging from $75.8 million to $78.4 million, as measured at each quarter end.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended January 31, 2019, the fund used interest rate swaps to manage against anticipated interest rate changes. The fund held interest rate swaps with total USD notional amounts ranging up to $73.0 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2019 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures variation margin	Futures†	—	($2,226,349)
Interest rate	Swap contracts, at value	Interest rate swaps^	$1,115,333	—
Total			$1,115,333	($2,226,349)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       21

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2019:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate	($54,377)	($341,957)	($396,334)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2019:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Swap contracts	Total
Interest rate	($2,071,034)	($949,913)	($3,020,947)

Note 4 — Guarantees and indemnifications

Under the Trust's fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.75% of the fund's average daily managed assets including any assets attributable to the Credit Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2019, this waiver amounted to 0.01% of the fund's average daily managed assets (on an annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $32,219 for the six months ended January 31, 2019.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2019 were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       22

accounting and legal services fees incurred for the six months ended January 31, 2019 amounted to an annual rate of 0.01% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:

•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit facility agreement

The fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $292,500,000 (maximum facility amount) and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. As of January 31, 2019, the fund had borrowings of $292,500,000 at an interest rate of 3.21%, which are reflected in the CFA payable on the Statement of assets and liabilities. During the six months ended January 31, 2019, the average borrowings under the CFA and the effective average interest rate were $292,500,000 and 3.04%, respectively.

The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the six months ended January 31, 2019, there were no commitment fees incurred by the fund.

The fund may terminate the CFA with 30 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days' notice prior to terminating or amending the CFA.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       23

The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP or (ii) 331/3% of the fund's total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund's income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $67,943 for the six months ended January 31, 2019 is recorded as a component of interest income on the Statement of operations.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $116,129,081 and $122,377,377, respectively, for the six months ended January 31, 2019.

Note 9 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 10 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the ASU to have an impact on the fund's net assets or total return. Depending upon holdings of the fund, the shortening of the premium amortization period could decrease interest income with a corresponding offset to unrealized gain (loss).

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       24

ADDITIONAL INFORMATION

Unaudited

Investment objective and principal investment strategies

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on August 27, 2002 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's primary investment objective is to provide a high level of current income consistent with preservation of capital. The fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its investment objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace. The fund's principal investment strategies include, but are not limited to, the following: Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the fund normally invests 25% or more of its total assets in the industries composing the utilities sector.

Dividends and distributions

During the six months ended January 31, 2019, distributions from net investment income totaling $0.8400 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Distributions[1]
August 31, 2018	$0.1400
September 28, 2018	0.1400
October 31, 2018	0.1400
November 30, 2018	0.1400
December 31, 2018	0.1400
January 31, 2019	0.1400
Total	$0.8400

1 A portion of the distributions may be deemed a tax return of capital at year-end.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       25

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio Managers

Joseph H. Bozoyan, CFA
Brad Lutz, CFA

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HPI

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. Effective April 30, 2019, all of the fund's holdings as of the end of the third month of every fiscal quarter will be filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       26

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Infrastructure

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 200 Berkeley Street ■ Boston, MA 02116-5010 800-852-0218 ■ jhinvestments.com
MF733319	P8SA 1/19 3/19

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By:	/s/ Andrew G. Arnott
Andrew G. Arnott
President

Date:	March 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew G. Arnott
Andrew G. Arnott
President

Date:	March 28, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	March 28, 2019